SUB-ITEM 77Q1:  Exhibits

CLASS A SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load
("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Fees and Expenses
Maximum Amount Allocated Class A Shares

Sales Load
Up to 5.5% of the public offering price

Contingent Deferred Sales Charge ("CDSC")
0.00%

Shareholder Service Fee
Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee
As set forth in the attached Schedule

Redemption Fee
As set forth in the attached Schedule

Other Expenses
Itemized expenses incurred by the Fund
with respect to holders of Class A Shares as described in Section 3 of the Plan

2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Class
A Shares that are not subject to a
contingent deferred sales charge ("CDSC") based upon the redemption of a "Large
Ticket" purchase made within 24 months may be converted to any other Share Class within the same Fund, provided that shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.

Exchange Privilege:
Class A Shares may be exchanged for Class
A Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A) BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Purchase Amount
Sales Load as a Percentage of Public Offering Price

Less than $50,000
5.50%

$50,000 but less than $100,000
4.50%

$100,000 but less than $250,000
3.75%

$250,000 but less than $500,000
2.50%

$500,000 but less than $1 million
2.00%

$1 million or greater
0.00%

(B) FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Purchase Amount
Sales Charge as a Percentage of Public Offering Price

Less than $100,000
4.50%

$100,000 but less than $250,000
3.75%

$250,000 but less than $500,000
2.50%

$500,000 but less than $1 million
2.00%

$1 million or greater
0.00%

(C) MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Purchase Amount
Sales Charge as a Percentage of Public Offering Price

Less than $250,000
1.00%

$250,000 or greater
0.00%

(D) MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Purchase Amount
Sales Charge as a Percentage ofPublic Offering Price


All purchases
0.00%

(E) ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Purchase Amount
Sales Charge as a Percentage of Public Offering Price

Less than $50,000
2.00%

$50,000 but less than $100,000
1.75%

$100,000 but less than $250,000
1.50%

$250,000 +
0.00%

(F) "LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase
$1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or
(y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G) REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

*
Discounts achieved by combining concurrent
purchases of and/or current investment in Class A,
Class B, Class C, Class F, and Class R Shares, made
or held by (or on behalf of) the investor, the
investor's spouse, and the investor's children
under age 21 (regardless of whether the purchases
or investments are made or held directly or through
an investment professional or through a single-
participant retirement account); provided that such
purchases and investments can be linked using tax
identification numbers (TINs), social security
numbers (SSNs), or Broker Identification Numbers
(BINs); and
*
Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

	(H) WAIVER OF SALES LOAD

	Continent upon notification to the Fund's Transfer Agent, no sales load shall be assessed on purchases of Class A
Shares made:

*
	within 120 days of redeeming shares of an equal or
greater amount;
*
	through a program offered by a Financial
Intermediary that provides for the purchase of
Shares without imposition of a sales charge (for
example, a wrap account, self-directed brokerage
account, retirement or other fee-based program
offered by the Financial Intermediary) and where
the Financial Intermediary has agreed with the
principal underwriter not to receive a dealer
reallowance on purchases under such program;
*
	with reinvested dividends or capital gains;
*
	or Class A Shares, issued in connection with the
merger, consolidation, or acquisition of the assets
of another fund.  Further, no sales load shall be
assessed on purchases of Shares made by a
shareholder that originally became a shareholder of
a Federated Fund pursuant to the terms of an
agreement and plan of reorganization which permits
shareholders to acquire Shares at NAV provided that
such Shares are held directly with the Fund's
transfer agent.  If the Shares are held through a
financial intermediary the sales charge waiver will
not apply;
*
	by Federated Life Members (Federated shareholders
who originally were issued shares through the
"Liberty Account", which was an account for the
Liberty Family of Funds on February 28, 1987, or
who invested through an affinity group prior to
August 1, 1987, into the Liberty Account);
*
	by Directors, Trustees, employees, former employees
and sales representatives of the Fund, the Adviser,
the principal underwriter and their affiliates,
employees of any investment professional that sells
Shares according to a sales agreement with the
principal underwriter, by the immediate family
members of the above persons, and by trusts,
pensions or profit-sharing plans for the above
persons; and
*
	pursuant to the exchange privilege.




 (I) WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON LARGE-
TICKET PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%)
CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

*
	following the death of the last surviving
shareholder or post-purchase disability, as defined
in Section 72(m)(7) of the Internal Revenue Code of
1986;
*
	due to the termination of a trust following the
death of the trustor/grantor or beneficiary,
provided that the trust document specifically
states that the trust is terminated upon the death
*
	representing minimum required distributions ("RMD")
from an Individual Retirement Account or other
retirement plan as required under the Internal
Revenue Code;
*
	of Shares that were reinvested within 120 days of a
previous redemption;
*
	of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser, the
principal underwriter and their affiliates,
employees of any investment professional that sells
Shares according to a sales agreement with the
principal underwriter, by the immediate family
members of the above persons, and by trusts,
pension or profit-sharing plans for the above
persons;
*
	of Shares originally purchased through a program
offered by a Financial Intermediary that provides
for the purchase of Shares without imposition of a
sales charge (for example, a wrap account, self-
directed brokerage account, retirement, or other
fee-based program offered by the Financial
Intermediary) and where the Financial Intermediary
has agreed with the principal underwriter not to
receive an advanced commission on purchases under
such program;
*
	of Shares purchased with reinvested dividends or
capital gains;
*
	imposed by the Fund when it closes an account for
not meeting the minimum balance requirements; and
*
	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.


(J) SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge ("CDSC") waivers and discounts, which may differ from those listed in Sections H and I above.

Front-end Sales Load Waivers on Class A Shares available at
Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)


CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time





4. SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]
During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A
Shares of Federated Aggressive Growth Fund, Federated
Communications Technology Fund, Federated Large Cap Growth
Fund, and Federated International Small Company Fund (the
"Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer
Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A
Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A
Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5. REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A
Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving
Class A Shares held in retirement plans established under
Section 401(a) or 401(k) of the Internal Revenue Code (the
"Code"), custodial plan accounts established under Section
493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A
Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.
Actual amounts accrued may be less.

1. CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company
Series
12b-1Fee
Redemption Fee



Federated Equity Funds


Federated Absolute Return Fund
0.05%
None
Federated Clover Small Value
Fund
0.05%
None
Federated Global Strategic
Value Dividend Fund
0.05%
None
Federated International
Strategic Value Dividend Fund
0.05%
None
Federated Kaufmann Fund
0.25%
None
Federated Kaufmann Large Cap
Fund
0.25%
None
Federated Kaufmann Small Cap
Fund
0.25%
None
Federated MDT Mid-Cap Growth
Fund
None
None
Federated Prudent Bear Fund
0.05%
None
Federated Strategic Value
Dividend Fund
0.05%
None



Federated Equity Income Fund,
Inc.
0.05%
None



Federated Global Allocation
Fund
None
None



Federated High Yield Trust


Federated Equity Advantage Fund
0.05%
None



Federated Income Securities
Trust


Federated Capital Income Fund
None
None
Federated Muni and Stock
Advantage Fund
0.05%
None
Federated Prudent DollarBear
Fund
0.05%
None
Federated Real Return Bond Fund
0.05%
None



Federated MDT Series


Federated MDT All Cap Core Fund
0.05%
None
Federated MDT Balanced Fund
0.05%
None
Federated MDT Large Cap Growth
Fund
0.05%
None
Federated MDT Small Cap Core
Fund
0.05%
None
Federated MDT Small Cap Growth
Fund
0.05%
None



Federated MDT Equity Trust


Federated MDT Large Cap Value
Fund
0.00%
None






Federated World Investment Series,
Inc.


Federated International Leaders
Fund
0.05%
None
Federated International Small-
Mid Company Fund
0.25%
2% on shares redeemed
or exchanged within 30
days of purchase



2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD SCHEDULE

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company
Series
12b-1Fee
Redemption Fee



Federated Fixed Income
Securities, Inc.


Federated Strategic Income Fund
None
None



Federated Government Income
Securities, Inc.
0.05%
None



Federated High Income Bond Fund,
Inc.
None
2% on shares redeemed
or exchanged within 90
days of purchase



Federated High Yield Trust


Federated High Yield Trust
0.05%
2% on shares redeemed
or exchanged within 90
days of purchase



Federated Income Securities
Trust


Federated Fund for U.S.
Government Securities
None
None



Federated International Series,
Inc.


Federated Global Total Return
Bond fund (formerly Federated
International Bond Fund)
0.25%
None



Federated Investment Series
Funds, Inc.


Federated Bond Fund
0.05%
None



Federated Municipal Bond Fund,
Inc.
None
None



Federated Municipal Securities
Income Trust


Federated Municipal High Yield
Advantage Fund
0.05%
None
Federated Ohio Municipal Income
Fund
0.05%
None
Federated Pennsylvania Municipal
Income Fund
0.05%
None



Federated Total Return Series,
Inc.


Federated Total Return Bond Fund
0.25%
None



Federated World Investment
Series, Inc.


Federated Emerging Market Debt
Fund
None
None

3.  Class A Shares Subject to the MODIFIED FIXED INCOME Sales
Load Schedule

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company
Series
12b-1Fee
Redemption Fee



Federated Income Securities
Trust


Federated Short-Term Income Fund
0.50%
None



Federated Institutional Trust


Federated Short-Intermediate
Total Return Bond Fund
0.10%
None



Federated Short-Intermediate
Duration Municipal Trust
0.25%
None




4. Class A Shares Subject to the Money Market Load Schedule

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company
Series
12b-1Fee
Redemption Fee



Money Market Obligations Trust


Federated Government Reserves
Fund
0.45%
None

5.	Class A Shares Subject to the Ultrashort Bond Load Schedule

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company
Series
12b-1Fee
Redemption Fee



Federated Fixed Income
Securities, Inc.


Federated Municipal Ultrashort
Fund
0.25%
None



Federated Income Securities
Trust


Federated Floating Rate
Strategic Income Fund
0.10%
None



Federated Institutional Trust


Federated Government Ultrashort
Duration Fund
0.25%
None



Federated Total Return Series,
Inc.


Federated Ultrashort Bond Fund
0.30%
None

6. Class A Shares Not Participating in the Large Ticket
Purchase Program

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company
Series

Federated Fixed Income
Securities, Inc.
Federated Municipal Ultrashort
Fund
Federated Income Securities
Trust
Federated Short-Term Income
Fund

Federated Floating Rate
Strategic Income Fund
Federated Institutional Trust
Federated Government
Ultrashort Duration Fund
Federated Short-Intermediate
Duration Municipal Trust

Federated Total Return Series,
Inc.
Federated Ultrashort Bond Fund



CLASS B SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 12/15/17)

1. Separate Arrangement And Expense Allocation
For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter.
Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services.
In consideration of advancing commissions and/or the provision of shareholder services, the principal underwriter may receive the contingent deferred sales charges paid upon redemption of Class B Shares, and/or shareholder service fees and/or fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Fees and Expenses
Maximum Amount Allocated Class B Shares

Sales Load
None

Contingent Deferred Sales Charge ("CDSC")
Up to 5.5% of the share price at the time of purchase or redemption, whichever is lower

Shareholder Service Fee
Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee
Up to 75 basis points (0.75%) of the average daily net asset value

Redemption Fee
As set forth in the attached Schedule

Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Class B Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges
For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares.

Exchange Privilege:
Class B Shares may be exchanged for Class B Shares of any other Fund.

In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3. Exceptions to Basic Arrangements
For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:

 (A) BASIC CDSC SCHEDULE

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Shares Held Up to: To:
Have A CDSC Of:

1 year
5.50 %

2 years
4.75 %

3 years
4.00 %

4 years
3.00 %

5 years
2.00 %

6 years
1.00 %

7 years
0.00 %

8 years
Convert to Class A Shares

 (B) WAIVER OF CDSC
Contingent upon notification to the Fund's principal
underwriter or transfer agent, no CDSC will be imposed on
redemptions:
*
following the death of the last surviving shareholder or
post-purchase disability, as defined in Section 72(m)(7) of
the Internal Revenue Code of 1986;
*
	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated
upon the death
*
	representing minimum required distributions ("RMD") from an Individual Retirement Account or other retirement plan as required under the Internal Revenue Code;
*
of Shares that were reinvested within 120 days of a previous redemption;
*
of Shares held by the Directors, Trustees, employees, former employees and sales representatives of the Fund, the Adviser, the principal underwriter and their affiliates, employees of any investment professional that sells Shares according to a sales agreement with the principal underwriter, by the
immediate family members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
*
of Shares originally purchased through a program offered by a
Financial Intermediary that provides for the purchase of
Shares without imposition of a sales charge (for example, a
wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial
Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced
commission on purchases under such program;
*
of Shares purchased with reinvested dividends or capital
gains;
*
imposed by the Fund when it closes an account for not meeting the minimum balance requirements; and
*
of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.




 (C) SYSTEMATIC WITHDRAWAL PROGRAM
Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B
Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.
 (B)  SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge ("CDSC") waivers and discounts, which may differ from those disclosed in Section B above.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.

4. Redemption Fee
For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B
Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving
Class B Shares held in retirement plans established under
Section 401(a) or 401(k) of the Internal Revenue Code (the
"Code"), custodial plan accounts established under Section
493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under
Section 529 of the Code; and (iii) Class B Shares redeemed due to the death of the last surviving shareholder on the account.



SCHEDULE OF FUNDS
OFFERING CLASS B SHARES

The Funds set forth on this Schedule each offer Class B
Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.
Actual amounts accrued may be less.

CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company
Series
12b-1 Fee
Redemption Fee



Federated Equity Funds:


Federated Absolute Return Fund
0.75%
None

Federated Kaufmann Fund
0.75%
None

Federated Kaufmann Small Cap Fund
0.75%
None

Federated MDT Mid-Cap Growth Fund
0.75%
None



Federated Equity Income Fund, Inc.
0.75%
None



Federated Fixed Income Securities,
Inc.:


Federated Strategic Income Fund
0.75%
None



Federated Global Allocation Fund
0.75%
None



Federated Government Income
Securities, Inc.
0.75%
None



Federated High Income Bond Fund, Inc.
0.75%
2% on shares redeemed
or exchanged within 90
days of purchase



Federated Income Securities Trust:


Federated Capital Income Fund
0.75%
None

Federated Fund for U.S. Government
Securities
0.75%
None

Federated Muni and Stock Advantage
Fund
0.75%
None



Federated International Series,
Inc.:


Federated Global Total Return Bond
Fund (formerly Federated
International Bond Fund)
0.75%
None



Federated Investment Series Funds,
Inc.:


Federated Bond Fund
0.75%
None






CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)

Multiple Class Company
Series
12b-1 Fee
Redemption Fee



Federated MDT Series:


Federated MDT Large Cap Growth Fund
0.75%
None

Federated MDT Small Cap Growth Fund
0.75%
None



Federated MDT Equity Trust:


Federated MDT Large Cap Value Fund
0.75%
None



Federated Municipal Bond Fund, Inc.
0.75%
None



Federated Municipal Securities
Income Trust:


Federated Municipal High Yield
Advantage Fund
0.75%
None
Federated Pennsylvania Municipal
Income Fund
0.75%
None



Federated Total Return Series,
Inc.:


Federated Total Return Bond Fund
0.75%
None



Federated World Investment Series,
Inc.:


Federated Emerging Market Debt Fund
0.75%
None
Federated International Small-Mid
Company Fund
0.75%
2% on shares redeemed
or exchanged within 30
days of purchase
Federated International Leaders
Fund
0.75%
None



Money Market Obligations Trust:


Federated Government Reserves Fund
0.75%
None



CLASS C SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class
C Shares will bear the following fees and expenses:

INFORMATION DISPLAYED IN FOLLOWING ORDER:

Fees and Expenses
Maximum Amount Allocated Class C Shares

Contingent Deferred Sales Charge ("CDSC")
1.00% of the share price at the time of
purchase or redemption, whichever is lower if redeemed within twelve months following purchase


Shareholder Service Fee
Up to 25 basis points (0.25%) of the average daily net asset value


12b-1 Fee
As set forth in the attached Schedule


Redemption Fee
As set forth in the attached Schedule


Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Class C Shares as described in Section 3 of the Plan

2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Class C
Shares that are not subject to a contingent deferred sales charge ("CDSC") may be converted to any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable. For Class C Shares purchased through a financial intermediary after (DATE), such shares may only be converted to another Share Class of the same Fund if: (i) the Class C Shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund's distributor the CDSC otherwise payable upon the sale of such Class C Shares; (ii) the shareholder meets the investment minimum and eligibility requirements for the Share
Class into which the conversion is sought, as applicable; and (iii) (A) the conversion is made to facilitate the shareholder's participation in a self-directed brokerage account for a fee-based advisory program offered by the intermediary, or (B) the conversion is part of a multiple-client transaction through a particular financial intermediary as pre-approved by the Fund's
Administrator.

Exchange Privileges:
Class C Shares may be exchanged for Class C
Shares of any other Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

   (A)  WAIVER OF CDSC

*
following the death of the last surviving shareholder
or post-purchase disability, as defined in Section
72(m)(7) of the Internal Revenue Code of 1986;
*
	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust
is terminated upon the death
*
	representing minimum required distributions ("RMD") from an Individual Retirement Account or other retirement plan as required under the Internal Revenue
Code;
*
of Shares that were reinvested within 120 days of a
previous redemption;
*
of Shares held by the Directors, Trustees, employees,
former employees and sales representatives of the Fund,
the Adviser, the principal underwriter and their
affiliates, employees of any investment professional
that sells Shares according to a sales agreement with
the principal underwriter, by the immediate family
members of the above persons, and by trusts, pension or profit-sharing plans for the above persons;
*
of Shares originally purchased through a program
offered by a Financial Intermediary that provides for
the purchase of Shares without imposition of a sales
charge (for example, a wrap account, self-directed
brokerage account, retirement, or other fee-based
program offered by the Financial Intermediary) and
where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
*
of Shares purchased with reinvested dividends or
capital gains;
*
imposed by the Fund when it closes an account for not
meeting the minimum balance requirements; and
*
of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable
CDSC holding period.

(B)  SALES CHARGE WAIVERS FOR SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge ("CDSC") waivers and discounts, which may differ from those disclosed in Section A above.

CDSC Waivers on A, B and C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.


4. REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C
Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving
Class C Shares held in retirement plans established under
Section 401(a) or 401(k) of the Internal Revenue Code (the
"Code"), custodial plan accounts established under Section
493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.



SCHEDULE OF FUNDS
OFFERING CLASS C SHARES

The Funds set forth on this Schedule each offer Class C
Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.
Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company
Series
12b-1 Fee
Redemption Fee

Federated Equity Funds:


Federated Absolute Return Fund
0.75%
None
Federated Clover Small Value
Fund
0.75%
None
Federated Global Strategic Value
Dividend Fund
0.75%
None
Federated International
Strategic Value Dividend Fund
0.75%
None
Federated Kaufmann Fund
0.75%
None
Federated Kaufmann Large Cap
Fund
0.75%
None
Federated Kaufmann Small Cap
Fund
0.75%
None
Federated MDT Mid-Cap Growth
Fund
0.75%
None
Federated Prudent Bear Fund
0.75%
None
Federated Strategic Value
Dividend Fund
0.75%
None



Federated Equity Income Fund,
Inc.
0.75%
None



Federated Fixed Income
Securities, Inc.:


Federated Strategic Income Fund
0.75%
None



Federated Global Allocation Fund
0.75%
None



Federated Government Income
Securities, Inc.
0.75%
None



Federated High Income Bond Fund,
Inc.
0.75%
2% on shares redeemed or
exchanged within 90 days
of purchase



Federated High Yield Trust
0.75%
2% on shares redeemed or
exchanged within 90 days of
purchase



Federated Income Securities
Trust:


Federated Capital Income Fund
0.75%
None
Federated Floating Rate
Strategic Income Fund
0.75%
None
Federated Fund for U.S.
Government Securities
0.75%
None
Federated Muni and Stock
Advantage Fund
0.75%
None
Federated Real Return Bond Fund
0.75%
None





CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE (continued)
Multiple Class Company
Series
12b-1 Fee
Redemption Fee

Federated Index Trust


Federated Max-Cap Index Fund
0.75%
None



Federated International Series,
Inc.:


Federated Global Total Return Bond Fund (formerly Federated
International Bond Fund)
0.75%
None



Federated Investment Series
Funds, Inc.:


Federated Bond Fund
0.75%
None



Federated MDT Series:


Federated MDT All Cap Core Fund
0.75%
None

Federated MDT Balanced Fund
0.75%
None

Federated MDT Large Cap Growth
Fund
0.75%
None

Federated MDT Small Cap Core
Fund
0.75%
None

Federated MDT Small Cap Growth
Fund
0.75%
None



Federated MDT Equity Trust


Federated MDT Large Cap Value
Fund
0.75%
None



Federated Municipal Bond Fund,
Inc.
0.75%
None



Federated Municipal Securities
Income Trust:


Federated Municipal High Yield
Advantage Fund
0.75%
None



Federated Total Return Series,
Inc.:


Federated Total Return Bond Fund
0.75%
None



Federated World Investment
Series, Inc.:


Federated Emerging Market Debt
Fund
0.75%
None
Federated International Leaders
Fund
0.75%
None
Federated International Small-
Mid Company Fund
0.75%
2% on shares redeemed or
exchanged within 30 days
of purchase



Money Market Obligations Trust:


Federated Government Reserves
Fund
0.75%
None




CLASS R SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)


1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class R Shares will consist of:

(i) Excepting Federated Kaufmann Fund, sales by financial intermediaries to retirement plans, with shareholder services provided by the retirement plan record keepers;
and

(ii) with respect to the Federated Kaufmann Fund, (a) sales by financial intermediaries to retirement plans; (b) the issuance of Class R Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former
Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class R Shares will bear the following fees and expenses:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Fees and Expenses
Maximum Amount Allocated Class R Shares

Sales Load
None

Contingent Deferred Sales
Charge ("CDSC")
None

Redemption Fee
As set forth in the
attached Schedule.

Shareholder Service Fee
As set forth in the
attached Schedule

12b-1 Fee
As set forth in the
attached Schedule

Other Expenses
Itemized expenses incurred by
the Fund with respect to
holders of Class R Shares as
described in Section 3 of the
Multiple Class Plan



2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class R Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder,
Shares may be converted into any other
Share Class of the same Fund, provided
that the shareholder meets the
eligibility requirements for the Share
Class into which the conversion is
sought, as applicable.

Exchange Privilege:
With respect to the Kaufmann Fund,
shareholders who are former shareholders of the Kaufmann Fund, Inc. and their immediate family members or shareholders who have purchased shares through the financial intermediary relationships that existed for the Kaufmann Fund may exchange their Class R
Shares for Class A Shares of any other fund.
Investors who are eligible to purchase Class
R Shares (e.g. 401(k) plans, 457 plans,
employer sponsored 403(b) plans, profit
sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and IRA rollovers from such plans, directly or through financial intermediaries as well as IRAs and investment - only 403(b) plans held through financial intermediaries may exchange their Class R Shares into Class R
Shares of any other Fund.  A Grandfathered
Shareholder may exchange into Class R Shares of another Fund only if such shareholder is an eligible investor in the Class R Shares of that Fund.

With respect to the other funds, Class
R Shares may be exchanged for Class R
Shares, including the Kaufmann Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other
Class shall be treated in the same manner as a redemption and purchase.

3. REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class R
Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to Class
R Shares redeemed or exchange by employer-sponsored retirement plans.


SCHEDULE OF FUNDS
OFFERING CLASS R SHARES

The Funds set forth on this Schedule each offer Class R
Shares on the terms set forth in the Class R Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.
Actual amounts accrued may be less.

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company Series
12b-1 Fee
Shareholder Services Fee
Redemption Fee




Federated Equity Funds:



Federated Kaufmann Fund
0.50%
0.25%
0.20%

Federated Kaufmann Small
Cap Fund
0.50%
None
None




Federated Equity Income
Fund, Inc.
0.50%
None
None




Federated Income Securities
Trust



Federated Capital Income
Fund
0.50%
None
None




Federated Index Trust:



Federated Max-Cap Index
Fund
0.50%
None
None




Federated MDT Equity Trust



Federated MDT Large Cap
Value Fund
0.50%
0.25%
None




Federated U.S. Government
Securities Fund: 2-5 Years
0.50%
None
None




Money Market Obligations
Trust:



Federated Government
Obligations Fund
0.50%
0.25%
None

Federated Prime Cash Obligations Fund
0.50%
0.25%
None




Federated World Investment
Series, Inc.



Federated International
Leaders Fund
0.50%
None
None




INSTITUTIONAL/WEALTH SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(i)
with respect to money market funds, sales and shareholder servicing by financial intermediaries;
and


(ii)
with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors ("Eligible
Investors");

*
An investor participating in a no-load platform,
network or other fee-based program offered by a
financial intermediary, for example, a wrap-
account or retirement platform, where Federated
has entered into an agreement with the
intermediary;
*
A trustee/director, employee or former employee
of the Fund, the Adviser, the Distributor and
their affiliates; an immediate family member of
these individuals, or a trust, pension or profit-
sharing plan for these individuals;
*
An employer-sponsored retirement plan;
*
A trust institution investing on behalf of its
trust customers;
*
A Federated Fund;
*
An investor, other than a natural person,
purchasing Shares directly from the Fund;
*
An investor (including a natural person) who
owned Shares as of December 31, 2008;
*
Without regard to the initial investment minimum,
an investor who acquired Institutional and/or
Wealth Shares pursuant to the terms of an
agreement and plan of reorganization which
permits the investor to acquire such Shares; and
*
Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.



The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth
Shares will bear the following fees and expenses:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Fees and Expenses
Maximum Amount Allocated Institutional and Wealth Shares

Sales Load
None

Contingent Deferred Sales Charge ("CDSC")
None

Shareholder Service Fee
As set forth in the attached Schedule

12b-1 Fee
As set forth in the attached Schedule

Other Expenses
Itemized expenses incurred by the Fund
with respect to holders of Institutional and/or Wealth Shares as described in
Section 3 of the Plan

2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional and Wealth
Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder,
Shares may be converted into any other
Share Class of the same Fund, provided
that the shareholder meets the
eligibility requirements for the Share
Class into which the conversion is
sought, as applicable.

Exchange Privilege:
Institutional and/or Wealth Shares may
be exchanged into any Federated fund or
share class that does not have a stated
sales charge or contingent deferred
sales charge, except Shares of Federated
Institutional Prime 60 Day Fund,
Federated Institutional Money Market
Management, Federated Institutional
Prime Obligations Fund, Federated
Institutional Tax-Free Cash Trust,
Federated Institutional Prime Value
Obligations Fund, Class A Shares of
Federated Government Reserves Fund and
Class R Shares of any Fund, provided
that the shareholder meets any
shareholder eligibility and minimum
initial investment requirements for the
Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3. REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving
Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal
Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving
Institutional and/or Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class CompanySeries
12b-1 Fee
ShareholderService Fee
Redemption Fee




Federated Adjustable Rate Securities Fund
None
0.25%
None




Federated Equity Funds:



Federated Absolute Return Fund
None
None
None

Federated Clover Small Value Fund
None
None
None

Federated Global Strategic Value
Dividend Fund
None
None
None

Federated International Strategic
Value Dividend Fund
None
None
None

Federated Kaufmann Fund
None
None
None

Federated Kaufmann Large Cap Fund
None
None
None

Federated Kaufmann Small Cap Fund
None
None
None

Federated MDT Mid-Cap Growth Fund
None
None
None

Federated Prudent Bear Fund
None
None
None

Federated Strategic Value Dividend
Fund
None
None
None




Federated Equity Income Fund, Inc.
None
None
None




Federated Fixed Income Securities,
Inc.:



Federated Municipal Ultrashort Fund
None
None
None

Federated Strategic Income Fund
None
None
None




Federated Global Allocation Fund)
None
None
None




Federated Government Income Trust
None
0.25%
None




Federated High Income Bond Fund
None
None
None




Federated High Yield Trust



Federated High Yield Trust
None
None
None

Federated Equity Advantage Fund
None
None
None






INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class CompanySeries
12b-1 Fee
ShareholderService Fee
Redemption Fee

Federated Income Securities Trust:



Federated Capital Income Fund
None
None
None

Federated Floating Rate Strategic
Income Fund
None
None
None

Federated Intermediate Corporate Bond Fund
None
0.25%
None

Federated Muni and Stock Advantage
Fund
None
None
None

Federated Real Return Bond Fund
None
0.25%
None

Federated Short-Term Income Fund
None
0.25%
None



Federated Index Trust:



Federated Max-Cap Index Fund
None
0.25%
None

Federated Mid-Cap Index Fund
None
None
None








Federated Institutional Trust:



Federated Government Ultrashort
Duration Fund
None
None
None

Federated Short-Intermediate Total
Return Bond Fund
None
None
None




Federated International Series, Inc.



Federated Global Total Return Bond
Fund (formerly Federated
International Bond Fund)
None
None
None




Federated Investment Series Fund,
Inc.



Federated Bond Fund
None
None
None




Federated MDT Equity Trust



Federated MDT Large Cap Value Fund
0.00%
0.25%
None




Federated MDT Series:



Federated MDT All Cap Core Fund
None
None
None

Federated MDT Balanced Fund
None
None
None

Federated MDT Large Cap Growth Fund
None
None
None

Federated MDT Small Cap Core Fund
None
None
None

Federated MDT Small Cap Growth Fund
None
None
None




Federated Municipal Bond Fund, Inc.
(formerly Federated Municipal
Securities Fund, Inc.)
None
None
None




Federated Municipal Securities Income
Trust



Federated Municipal High Yield
Advantage Fund
None
None
None




Federated Short-Intermediate Duration
Municipal Trust
None
0.25%
None




Federated Total Return Government
Bond Fund
None
None
None




Federated Total Return Series, Inc.:



Federated Mortgage Fund
None
0.25%
None

Federated Total Return Bond Fund
None
None
None

Federated Ultrashort Bond Fund
None
0.25%
None




Federated U.S. Government Securities
Fund:  1-3 Years
None
0.25%
None




Federated U.S. Government Securities
Fund:  2-5 Years
None
0.25%
None




INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class CompanySeries
12b-1 Fee
ShareholderService Fee
Redemption Fee

Federated World Investment Series,
Inc.



Federated Emerging Market Debt Fund
None
None
None

Federated International Leaders Fund
None
None
None

Federated International Small-Mid
Company Fund
None
None
2% on shares redeemed or
exchanged
within 90
days of
purchase




Intermediate Municipal Trust:



Federated Intermediate Municipal
Trust
None
0.25%
None




Money Market Obligations Trust:



Federated Government Obligations Fund
None
0.25%
None

Federated Government Obligations Tax-
Managed Fund
None
0.25%
None

Federated Money Market Management
None
0.25%
None

Federated Institutional Prime 60 Day
Fund
None
0.25%
None

Federated Institutional Prime
Obligations Fund
None
0.25%
None

Federated Institutional Tax-Free Cash
Trust
None
0.25%
None

Federated Treasury Obligations Fund
None
0.25%
None

Federated Trust for U.S. Treasury
Obligations
None
None
None

Federated U.S. Treasury Cash Reserves
None
0.25%
None

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class CompanySeries
12b-1 Fee
ShareholderService Fee
Redemption Fee




Money Market Obligations Trust:



Federated California Municipal Cash
Trust
None
0.25%
None

Federated Massachusetts Municipal
Cash Trust
None
0.25%
None

Federated Municipal Obligations Fund
None
0.25%
None

Federated New York Municipal Cash
Trust
None
0.25%
None

Federated Pennsylvania Municipal Cash
Trust
None
0.25%
None

Federated Prime Cash Obligations Fund
None
0.25%
None

Federated Tax-Free Obligations Fund
None
0.25%
None

Federated Virginia Municipal Cash
Trust
None
0.25%
None





SERVICE SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 12/15/17)

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

With respect to Funds other than portfolios of Federated Insurance Series, for purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Service Shares will consist of

(i)
with respect to money market funds, sales and shareholder servicing by financial intermediaries;
and


(ii)
with respect to fluctuating NAV funds, sales and shareholder servicing by financial intermediaries to the following categories of investors ("Eligible
Investors");

*
An investor participating in a wrap program or
other fee-based program sponsored by a financial
intermediary;
*
An investor participating in a no-load network
or platform sponsored by a financial
intermediary where Federated has entered into an
agreement with the intermediary;
*
A trustee/director, employee or former employee
of the Fund, the Adviser, the Distributor and
their affiliates; an immediate family member of
these individuals, or a trust, pension or
profit-sharing plan for these individuals;
*
An employer-sponsored retirement plan;
*
A trust institution investing on behalf of its
trust customers;
*
A Federated Fund;
*
An investor, other than a natural person,
purchasing Shares directly from the Fund;
*
An investor (including a natural person) who
owned Shares as of December 31, 2008;
*
Without regard to the initial investment
minimum, an investor who acquired Service Shares
pursuant to the terms of an agreement and plan
of reorganization which permits the investor to
acquire such Shares; and
*
Without regard to the initial investment minimum, in connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or
(2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided.



With respect to portfolios of Federated Insurance Series, Service Shares are available exclusively as an investment vehicle for separate accounts of participating life insurance companies offering variable life insurance policies and variable annuity contracts. For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of Service Shares will consist of institutional sales to insurance companies for Service Share inclusion in those variable life insurance and annuity product separate accounts. The insurance company distributor, underwriter or other affiliated entity may provide shareholder services and receive a shareholder service fee for their services and when indicated on the Schedule to this Exhibit, may also receive payments for distribution and/or administrative services under a 12b-1
Plan.

In connection with these basic arrangements, Service Shares will bear the following fees and expenses:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Fees and Expenses
Maximum Amount Allocated Service Shares

Sales Load
None

Contingent Deferred Sales Charge ("CDSC")
None

Shareholder Service Fee
Up to 25 basis points (0.25%) of the average daily net asset value

12b-1 Fee
As set forth in the attached Schedule

Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Service Shares as described in Section 3 of the Plan

2. Conversion and Exchange Privileges
For purposes of Rule 18f-3, Service Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.

Exchange Privileges:
For Funds other than portfolios of Federated Insurance
Series, Service Shares may be exchanged for exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional
Prime 60 Day Fund, Federated Institutional Money
Market Management, Federated Institutional Prime
Obligations Fund, Federated Institutional Tax-Free
Cash Trust, Federated Institutional Prime Value
Obligations Fund, Class A Shares of Federated
Government Reserves Fund and Class R Shares of any
Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange. Service Shares may also be exchanged for shares of Investment Companies that are not subject to this Plan, as provided in the "Proprietary Fund Schedule" attached hereto.
With respect to portfolios of Federated Insurance
Series: None

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, unless Class A Shares or Class F Shares which are subject to a CDSC are being exchanged, in which case the CDSC fee will be imposed as if the Class A Shares or Class F Shares had been redeemed. Exchanges to any other
Class shall be treated in the same manner as a redemption and purchase.


Schedule of Funds
Offering Service Shares

The Funds set forth on this Schedule each offer Service
Shares on the terms set forth in the Service Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value.
Actual amounts accrued may be less.

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company Series
12b-1 Fee


Federated Adjustable Rate Securities Fund
0.05%


Federated High Yield Trust
None


Federated Government Income Trust
0.05%


Federated Income Securities Trust:

Federated Intermediate Corporate Bond Fund
0.25%

Federated Short-Term Income Fund
0.15%


Federated Index Trust

Federated Max-Cap Index Fund
0.30%

Federated Mid-Cap Index Fund
None


Federated Institutional Trust:

Federated Government Ultrashort Duration
Fund
0.05%

Federated Short-Intermediate Total Return
Bond Fund
0.05%


Federated Insurance Series:

Federated Managed Tail Risk Fund II
0.25%

Federated High Income Bond Fund II
0.25%

Federated Kaufmann Fund II
0.25%

Federated Quality Bond Fund II
0.25%

Federated Government Money Fund II
None


Federated MDT Equity Trust

Federated MDT Large Cap Value Fund
None


Federated Short-Intermediate Duration
Municipal Trust
0.25%


Federated Total Return Government Bond
Fund
0.25%


Federated Total Return Series, Inc.:

Federated Mortgage Fund
0.25%

Federated Total Return Bond Fund
0.25%

Federated Ultrashort Bond Fund
0.25%


Federated U.S. Government Securities Fund:
1-3 Years
0.25%


INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company Series
12b-1 Fee


Federated U.S. Government Securities Fund:
2-5 Years
0.05%


Money Market Obligations Trust:

Federated California Municipal Cash Trust
None

Federated Government Obligations Fund
None

Federated Government Obligations Tax-
Managed Fund
None

Federated Massachusetts Municipal Cash
Trust
None

Federated Institutional Money Market
Management
None

Federated Municipal Obligations Fund
None

Federated New York Municipal Cash Trust
0.25%

Federated Pennsylvania Municipal Cash
Trust
None

Federated Prime Cash Obligations Fund
None

Federated Institutional Prime 60 Day Fund
None

Federated Institutional Prime Obligations
Fund
None

Federated Institutional Prime Value
Obligations Fund
None

Federated Tax-Free Obligations Fund
None

Federated Treasury Obligations Fund
None

Federated U.S. Treasury Cash Reserves
0.25%

Federated Virginia Municipal Cash Trust
None




PROPRIETARY FUND SCHEDULE -
SERVICE SHARES

Shares issued by investment companies that are not party to this Plan but that are listed on this Proprietary Fund
Schedule ("Non-Plan Investment Companies") may be exchanged for Service Shares of the Funds indicated opposite their names. Such Service Shares may also be exchanged back into shares of the original Non-Plan Investment Company. In addition, indicated Service Shares purchased from a dealer party to a Dealer Agreement to sell the indicated Non-Plan
Investment Company Shares may be exchanged for Shares of such Non-Plan Investment Company. In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges into any class of shares of a Non-Plan Investment Company not shown on this schedule shall be treated in the same manner as a redemption and purchase.

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Series/Company
Non-Plan Investment Companies


Money Market Obligations Trust - Federated Automated Cash Management
Trust
WesMark Funds



CLASS R6 SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED AS OF 12/15/17)

1. SEPARATE ARRANGEMENT AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class R6 Shares will consist of:

(i)
sales and shareholder servicing by financial intermediaries to the following categories of investors ("Eligible Investors"):

*
An investor participating in a no-load platform,
network or other fee-based program offered by a
financial intermediary, for example, a wrap
account or retirement platform, where Federated
has entered into an agreement with the
intermediary;
*
A trustee/director, employee or former employee
of the Fund, the Adviser, the Distributor and
their affiliates; an immediate family member of
these individuals, or a trust, pension or
profit-sharing plan for these individuals;
*
An employer-sponsored retirement plan;
*
A trust institution investing on behalf of its
trust customers;
*
An investor, other than a natural person,
purchasing Shares directly from the Fund;
*
A Federated Fund;
*
An investor (including a natural person) who
acquired R6 Shares pursuant to the terms of an
agreement and plan of reorganization which
permits the investor to acquire such Shares; and
*
In connection with an acquisition of an
investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who (1) becomes a client of an investment advisory subsidiary of Federated or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

In connection with this arrangement, Class R6 Shares will bear the following fees and expenses:

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Fees and Expenses
Maximum Amount Allocated R6 Shares

Sales Load
None

Contingent Deferred Sales Charge ("CDSC")
None

Shareholder Service Fee
None

Redemption Fee
None

12b-1 Fee
None

Other Expenses
Itemized expenses incurred by the Fund with respect to holders of Class R6 Shares.

2. CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class R6 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

Conversion Rights:
At the election of the shareholder, Shares may be converted into any other Share Class of the same Fund, provided that the shareholder meets the eligibility requirements for the Share Class into which the conversion is sought, as applicable.

Exchange Privileges:
Class R6 Shares may be exchanged into any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund,
Federated Institutional Money Market
Management, Federated Institutional Prime
Obligations Fund, Federated Institutional
Tax-Free Cash Trust, Federated Institutional
Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and
Class R Shares of any Fund, provided that the shareholder meets any shareholder eligibility and minimum initial investment requirements for the Shares to be purchased, (if applicable), both accounts have identical registrations, and the shareholder receives a prospectus for the fund in which the shareholder wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



SCHEDULE OF FUNDS
OFFERING CLASS R6 SHARES

The Funds set forth on this Schedule each offer Class R6
Shares on the terms set forth in the Class R6 Shares
Exhibit to the Multiple Class Plan.

INFORMATION DISPLAYED IN FOLLOWING ORDER:
Multiple Class Company
  Series

Federated Equity Funds
  Federated Clover Small Value Fund
  Federated Global Strategic Value Dividend Fund
  Federated International Strategic Value

Dividend Fund
  Federated Kaufmann Large Cap Fund
   Federated Kaufmann Small Cap Fund
  Federated MDT Mid Cap Growth Fund
  Federated Strategic Value Dividend Fund

Federated Fixed Income Securities, Inc.
  Federated Strategic Income Fund

Federated Global Allocation Fund

Federated High Income Bond Fund

Federated High Yield Trust
Federated High Yield Trust

Federated Income Securities Trust
Federated Floating Rate Strategic Income Fund
Federated Short-Term Income Fund

Federated Index Trust
Federated Mid-Cap Index Fund

Federated Institutional Trust
Federated Government Ultrashort Duration Fund
Federated Institutional High Yield Bond Fund
Federated Short-Intermediate Total Return Bond
Fund


Federated Investment Series Funds,  Inc.
Federated Bond Fund

Federated MDT Equity Trust
Federated MDT Large Cap Value Fund

Federated MDT Series
Federated MDT Small Cap Core Fund
Federated MDT Small Cap Growth Fund
Federated MDT All Cap Core Fund
Federated MDT Balanced Fund


Federated Total Return Government Bond Fund

Federated Total Return Series, Inc.
  Federated Total Return Bond Fund

Federated World Investment Series, Inc.
  Federated International Leaders Fund